Fees Summary	Feb. 03, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 30,371,790.38
Previously Paid Amount	2,548.65
Total Fee Amount	4,194.35
Total Offset Amount	0.00
Net Fee	$ 1,645.70